UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2015
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(Exact name of registrant as specified in its charter)
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Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrants' Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

The information furnished this Current Report on Form 8-K, including the exhibits described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02.	Results of Operations and Financial Condition.

On July 21, 2015, Packaging Corporation of America issued a press release announcing second quarter 2015 financial results. The press release is furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On July 21, 2015, PCA issued a press release announcing an additional $150 million of share repurchase authority. Such press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On July 22, 2015, Packaging Corporation of America will hold a conference call to discuss second quarter 2015 results. Supplemental materials to PCA’s earnings release and conference call are available on PCA’s website (www.packagingcorp.com), are furnished as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
	99.1	Second Quarter 2015 Earnings Press Release dated July 21, 2015
	99.2	Share Repurchase Authorization Press Release dated July 21, 2015
	99.3	Second Quarter 2015 Supplemental Financial Data date July 21, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ MARK W. KOWLZAN
Chief Executive Officer

By:	/s/ RICHARD B. WEST
Senior Vice President and Chief Financial Officer
Date: July 21, 2015